Exhibit 1(t)



                          SENTINEL GROUP FUNDS, INC.
                            ARTICLES SUPPLEMENTARY


     SENTINEL GROUP FUNDS, INC., a Maryland corporation, having its principal Maryland office c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue two billion (2,000,000,000) shares of capital stock. All shares of all classes and series of capital stock of the Corporation have a par value of $0.01 per share, with an aggregate par value of Twenty Million Dollars ($20,000,000). All of the Corporation's authorized shares of capital stock have been classified and divided into the following classes, each class comprising the number of shares and having the designations indicated:


                           Class A                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                  110,000,000
         Sentinel Mid Cap Growth Fund                                  25,000,000
         Sentinel World Fund                                           15,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    75,000,000
         Sentinel Balanced Fund                                        40,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            30,000,000
         Sentinel Tax-Free Income Fund                                 25,000,000
         Sentinel New York Tax-Free Income Fund                        20,000,000
         Sentinel Government Securities Fund                           40,000,000
         Sentinel Short Maturity Government Fund                       70,000,000
         Sentinel U.S. Treasury Money Market Fund                   1,000,000,000
         Sentinel Capital Markets Income Fund                          20,000,000

                           Class B                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   40,000,000
         Sentinel Mid Cap Growth Fund                                  10,000,000
         Sentinel World Fund                                           20,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    20,000,000
         Sentinel Balanced Fund                                        20,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            20,000,000
         Sentinel Tax-Free Income Fund                                 20,000,000
         Sentinel U.S. Treasury Money Market Fund                     100,000,000
         Sentinel Capital Markets Income Fund                          10,000,000


                           Class C                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   20,000,000
         Sentinel Mid Cap Growth Fund                                  20,000,000
         Sentinel World Fund                                           10,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    10,000,000
         Sentinel Balanced Fund                                        10,000,000
         Sentinel High Yield Bond Fund                                 10,000,000
         Sentinel Capital Markets Income Fund                          10,000,000

                           Class D                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Balanced Fund                                        20,000,000


     SECOND: The Board of Directors of the Corporation (the "Board of Directors"), acting in accordance with Section 2-105(c) of the Maryland General Corporation Law, hereby decreases the number of shares classified and designated as Class A shares of Sentinel U.S. Treasury Money Market Fund shares by Two Hundred Fifty Million (250,000,000) shares, increases the number of shares classified and designated as Class A shares of Sentinel Small Company Fund shares by an additional Fifty Million (50,000,000) shares, increases the number of shares classified and designated as Class C shares of Sentinel Small Company Fund shares by an additional Twenty Million (20,000,000) shares and reclassifies One Hundred Eighty Million (180,000,000) shares as authorized and unissued shares of Capital Stock of the Corporation.

     THIRD: After this decrease in the number of shares of common stock classified and designated as Class A shares of Sentinel U.S. Treasury Money Market Fund shares, this increase in the number of shares of common stock classified and designated as Class A shares of Sentinel Small Company Fund and Class C shares of Sentinel Small Company Fund and Class A shares of Sentinel Mid Cap Growth Fund and Class B shares of Sentinel Mid Cap Growth Fund and Class C shares of Sentinel Mid Cap Growth Fund, and this reclassification of shares as authorized and unissued shares of Capital Stock of the Corporation, the Corporation will have the authority to issue two billion (2,000,000,000) shares of capital stock, and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Capital Stock of the Corporation will not be changed. All shares of all classes and series of capital stock of the Corporation have a par value of $0.01 per share, with an aggregate par value of Twenty Million Dollars ($20,000,000). One Billion Eight Hundred and Twenty Million (1,820,000,000) shares of the Corporation's authorized capital stock have been classified and divided into the following classes, each class comprising the number of shares and having the designations indicated:

                           Class A                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                  160,000,000
         Sentinel Mid Cap Growth Fund                                  25,000,000
         Sentinel World Fund                                           15,000,000

                                     2

         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    75,000,000
         Sentinel Balanced Fund                                        40,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            30,000,000
         Sentinel Tax-Free Income Fund                                 25,000,000
         Sentinel New York Tax-Free Income Fund                        20,000,000
         Sentinel Government Securities Fund                           40,000,000
         Sentinel Short Maturity Government Fund                       70,000,000
         Sentinel U.S. Treasury Money Market Fund                     750,000,000
         Sentinel Capital Markets Income Fund                          20,000,000

                           Class B                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   40,000,000
         Sentinel Mid Cap Growth Fund                                  10,000,000
         Sentinel World Fund                                           20,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    20,000,000
         Sentinel Balanced Fund                                        20,000,000
         Sentinel High Yield Bond Fund                                 20,000,000
         Sentinel Bond Fund                                            20,000,000
         Sentinel Tax-Free Income Fund                                 20,000,000
         Sentinel U.S. Treasury Money Market Fund                     100,000,000
         Sentinel Capital Markets Income Fund                          10,000,000

                           Class C                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Flex Cap Opportunity Fund                            20,000,000
         Sentinel Small Company Fund                                   40,000,000
         Sentinel Mid Cap Growth Fund                                  20,000,000
         Sentinel World Fund                                           10,000,000
         Sentinel Growth Index Fund                                    20,000,000
         Sentinel Common Stock Fund                                    10,000,000
         Sentinel Balanced Fund                                        10,000,000
         Sentinel High Yield Bond Fund                                 10,000,000
         Sentinel Capital Markets Income Fund                          10,000,000

                           Class D                            Number of Shares Allocated
                           -------                            --------------------------
         Sentinel Balanced Fund                                        20,000,000


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



     IN WITNESS WHEREOF, SENTINEL GROUP FUNDS, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary on the th day of January 2004.

                                           SENTINEL GROUP FUNDS, INC.


                                           By__________________________________
                                             John M. Grab
                                             Vice President


Attest:



--------------------------
D. Russell Morgan
Secretary









     THE UNDERSIGNED, Vice President of SENTINEL GROUP FUNDS, INC. (the "Corporation"), who executed on behalf of the Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects and that this statement is made under the penalties for perjury.




                                                    ---------------------------
                                                    John M. Grab
                                                    Vice President
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